Exhibit 99.1

cboe.com

MEDIA RELEASE

Cboe Global Markets Announces New Executive Leadership Appointments

•	Scott Johnston appointed Executive Vice President, Chief Operating Officer
•	Heidi Fischer appointed Executive Vice President, Global Head of Equities and Spot Markets
•	Chief Operating Officer Chris Isaacson plans to retire from his role effective March 6, 2026, will serve as advisor through end of year

CHICAGO, January 26, 2026 – Cboe Global Markets, Inc. (Cboe: CBOE), the world’s leading derivatives and securities exchange network, today announced the planned appointments of Scott Johnston as Executive Vice President, Chief Operating Officer, and Heidi Fischer as Executive Vice President, Global Head of Equities and Spot Markets.

Johnston will take over chief operating duties from Chris Isaacson, Executive Vice President and Chief Operating Officer, who is retiring from his role effective March 6, 2026. Fischer will assume oversight of Cboe’s global cash equities and spot markets, which Isaacson also oversaw. Isaacson will continue to serve as an advisor to Cboe through the end of 2026 to help ensure a seamless transition.

Alex Dalley, Cboe’s Head of European Equities, has been promoted to Senior Vice President and will oversee Cboe’s European Equities business, subject to regulatory approval. Natan Tiefenbrun, President, Europe and Global Head of Cash Equities, will depart the company to pursue new opportunities.

Jon Weinberg, Cboe’s Global Head of FX, will expand his leadership role and will now oversee Cboe’s global FX and off-exchange trading business lines as SVP, Global Head of FX and Off-Exchange Trading. Weinberg and Fischer will drive strategy and vision for Cboe’s approach to operating off-exchange markets across asset classes, positioning the company to capitalize on new opportunities and evolving market trends.

To further drive its globalization strategy, Cboe is introducing a regional office leadership structure: Tim Lipscomb, EVP and Chief Technology Officer, will oversee Kansas City; Fischer will head New York; Dalley and Weinberg will co-lead London; and Vikesh Patel, Global Head of Clearing and President, Cboe Clear Europe, will lead Amsterdam.

“I am delighted to welcome Scott and Heidi to Cboe. Both are exceptional leaders who bring proven track records of success and a wealth of industry experience to Cboe,” said Craig Donohue, Chief Executive Officer of Cboe Global Markets. “I am also pleased to appoint Alex and Jon to their new leadership roles. They are long-tenured, talented leaders with deep customer relationships, clear strategic visions, and proven records of delivering results.”

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As Chief Operating Officer, Johnston will oversee the day-to-day operations of Cboe’s global trading platforms, market operations, infrastructure, and clearing teams. He will work closely with Tim Lipscomb, EVP, Chief Technology Officer, who has been with Cboe for six years, to drive continued innovation, strengthen Cboe’s technology and operations capabilities, and support the company’s long-term growth. Johnston brings more than 40 years of industry experience to the role, including senior leadership positions at Akuna Capital, Hudson River Trading, Citadel, Tower Research Capital, CME Group, and UBS.

Johnston said, “I’m excited to join Cboe, an organization renowned for its vision, momentum, and exceptional team. I look forward to leveraging my experience to help scale the business, enhance operational performance, and support the company’s continued innovation and growth.”

As Executive Vice President, Global Head of Equities and Spot Markets, Fischer will oversee strategy, product development, and client engagement with an emphasis on delivering comprehensive on-exchange and off-exchange solutions for clients. Fischer will join Cboe from TMX Group, where she was Managing Director and President, TMX Alpha US, and brings over 25 years of industry experience with previous leadership roles at Deutsche Bank, Instinet, and Tucker Alan.

Fischer said, “It’s an honor to join Cboe as the Global Head of Equities and Spot Markets. The momentum across the business is exceptional, and I’m excited to bring a fresh perspective as we expand our global footprint, strengthen client relationships, and enhance the markets we serve.”

“Chris has played a pivotal role in guiding Cboe through an incredible period of transformation and growth. Under his leadership, Cboe transformed its technology and operations, paving the way for continued innovation and establishing Cboe as a benchmark for technology excellence in the industry. We thank him for his contributions, dedicated service and leadership that has helped position Cboe for future success,” said Donohue. “We extend our gratitude to Natan for his leadership in developing our European and global equities franchise and we wish him every success in his future endeavors.”

Chris Isaacson commented: “I am deeply grateful for the opportunity to have been part of the evolution of Cboe during a period of transformation and growth while helping position the company for future success. It has been an incredible journey and privilege to innovate and build trusted markets with this remarkable team. I am immensely proud of what we’ve accomplished together and confident that the talented team will continue driving Cboe forward and shaping the future of our industry.”

Johnston will join Cboe on February 17, 2026, and will be based at Cboe’s global headquarters in Chicago. Fischer will join in the coming months and will be based in Cboe’s New York office. They will join the Cboe Executive Leadership Team and will report to Donohue.

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About Cboe Global Markets

Cboe Global Markets (Cboe: CBOE), the world’s leading derivatives and securities exchange network, delivers cutting-edge trading, clearing, and investment solutions to people around the world. Cboe provides trading solutions and products in multiple asset classes, including equities, derivatives, and FX across North America, Europe, and Asia Pacific. Above all, we are committed to building a trusted, inclusive global marketplace that enables people to pursue a sustainable financial future. To learn more, visit www.cboe.com.

Cboe Media Contacts		Cboe Analyst Contact

Angela Tu	Tim Cave	Kenneth Hill, CFA
+1-646-856-8734	+44 (0) 7593-506-719	+1-312-786-7559
atu@cboe.com	tcave@cboe.com	khill@cboe.com

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Cautionary Statements Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. You can identify these statements by forward-looking words such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” and the negative of these terms and other comparable terminology. All statements that reflect our expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements.

We operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Some factors that could cause actual results to differ include: the loss of our right to exclusively list and trade certain index options and futures products; economic, political and market conditions; compliance with legal and regulatory obligations; price competition and consolidation in our industry; decreases in trading or clearing volumes, market data fees or a shift in the mix of products traded on our exchanges; legislative or regulatory changes or changes in tax regimes; our ability to protect our systems and communication networks from security vulnerabilities and breaches; our ability to attract and retain skilled management and other personnel; increasing competition by foreign and domestic entities; our dependence on and exposure to risk from third parties; factors that impact the quality and integrity of our and other applicable indices; our ability to manage our global operations, growth, and strategic acquisitions or alliances effectively; increases in the cost of the products and services we use; our ability to operate our business without violating the intellectual property rights of others and the costs associated with protecting our intellectual property rights; our ability to minimize the risks, including our credit, counterparty, investment, and default risks, associated with operating our clearinghouses; our ability to accommodate trading and clearing volume and transaction traffic, including significant increases, without failure or degradation of performance of our systems; misconduct by those who use our markets or our products or for whom we clear transactions; challenges to our use of open source software code; our ability to meet our compliance obligations, including managing our business interests and our regulatory responsibilities; the loss of key customers or a significant reduction in trading or clearing volumes by key customers; damage to our reputation; the ability of our compliance and risk management methods to effectively monitor and manage our risks; restrictions imposed by our debt obligations and our ability to make payments on or refinance our debt obligations; our ability to maintain an investment grade credit rating; impairment of our goodwill, long-lived assets, investments or intangible assets; the accuracy of our estimates and expectations; and litigation risks and other liabilities. More detailed information about factors that may affect our actual results to differ may be found in our filings with the SEC, including in our Annual Report on Form 10-K for the year ended December 31, 2024 and other filings made from time to time with the SEC.

We do not undertake, and we expressly disclaim, any duty to update any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

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